EXHIBIT (21)

                              SPRINT CORPORATION
                           SUBSIDIARIES OF REGISTRANT


Sprint Corporation is the parent. The subsidiaries of Sprint Corporation are as follows:

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

                                                                                                      Ownership
                                                                                                    Interest Held
                                                                            Jurisdiction of             By Its
                                                                            Incorporation or       Immediate Parent
                                Name                                          Organization
---------------------------------------------------------------------- --------------------------- -----------------

Carolina Telephone and Telegraph Company                                     North Carolina              100
  Subsidiaries:
    Carolina Telephone Long Distance, Inc.                                   North Carolina              100
    NOCUTS, Inc.                                                              Pennsylvania               100
    SC One Company                                                               Kansas                  100
Centel Corporation                                                               Kansas                   91.4(1)
  Subsidiaries:
    Centel Capital Corporation                                                  Delaware                 100
    Centel Cellular Company of Mexico                                           Delaware                 100
      Subsidiary:
        Telefonia Celular del Norte, S.A. de C.V.                                Mexico                   20
    Centel Credit Company                                                       Delaware                 100
    Centel Directory Company                                                    Delaware                 100
      Subsidiary:
        The CenDon Partnership                                            Illinois Partnership            50
    Centel-Texas, Inc.                                                           Texas                   100
      Subsidiary:
        Central Telephone Company of Texas                                       Texas                   100
    Central Telephone Company                                                   Delaware                  97.7(2)
      Subsidiaries:
        Central Telephone Company of Illinois                                   Illinois                 100
        Central Telephone Company of Virginia                                   Virginia                 100
        Sprint-Florida, Incorporated                                            Florida                  100
         Subsidiaries:
           United Telephone Communications Systems,
                Incorporated                                                    Florida`                 100
           United Telephone Long Distance, Incorporated                         Florida                  100
C FON Corporation                                                               Delaware                 100
DirectoriesAmerica, Inc.                                                         Kansas                  100
  Subsidiary:
    Sprint Publishing & Advertising, Inc.                                        Kansas                  100
----------------------------
(1)  Sprint Corporation owns all of the common stock.  The voting preferred stock is held by 11 Sprint subsidiaries.
(2)  Centel Corporation owns all of the common stock.


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                                                                    EXHIBIT (21)

SUBSIDIARIES OF REGISTRANT (continued)


                                                                                                      Ownership
                                                                                                    Interest Held
                                                                            Jurisdiction of            By Its
                                                                            Incorporation or          Immediate
                                Name                                          Organization             Parent
---------------------------------------------------------------------- --------------------------- ----------------
Sprint Corporation Subsidiaries (continued)

Florida Telephone Corporation                                                   Florida                  100
  Subsidiaries:
    Sprint Metropolitan Networks, Inc.                                          Florida                  100
    Sprint Payphone Services, Inc.                                              Florida                  100
    Sprint TELECENTERS Inc.                                                     Florida                  100
    Vista-United Telecommunications                                             Florida                   49
LD Corporation                                                                   Kansas                  100
North Supply Company                                                              Ohio                   100
  Subsidiaries:
    Northstar Transportation, Inc.                                               Kansas                  100
    North Supply Chile, S.A.                                                     Chile                    18
    North Supply Company of Lenexa                                              Delaware                 100
    North Supply International, Ltd.                                             Kansas                  100
    NSC Advertising, Inc.                                                        Kansas                  100
    Sprint Products Group, Inc.                                                  Kansas                  100
Sprint Asian American, Inc.                                                      Kansas                  100
  Subsidiary:
    Asian American Communications, L.L.C.                                        Kansas                   25.5
Sprint Capital Corporation                                                      Delaware                 100
SprintCom, Inc.                                                                  Kansas                  100
Sprint Communications of Michigan, Inc.                                         Michigan                 100
Sprint Healthcare Systems, Inc.                                                  Kansas                  100
Sprint International Holding, Inc.                                               Kansas                  100
Sprint Mid-Atlantic Telecom, Inc.                                            North Carolina              100
Sprint/United Management Company                                                 Kansas                  100
Sprint Ventures, Inc.                                                            Kansas                  100
UCOM, Inc.                                                                      Missouri                 100
  Subsidiaries:
    Sprint Communications Company L.P.                                    Delaware Partnership            34
      Subsidiaries:
        Asian American Communications, L.L.C.                                    Kansas                   23.5
        Call-Net Enterprises, Inc.                                               Canada                   25
        Sprint Communications Company of New Hampshire,
        Inc.                                                                 New Hampshire               100
        Sprint Communications Company of Virginia, Inc.                         Virginia                 100
        Sprint Licensing, Inc.                                                   Kansas                  100
        USST of Texas, Inc.                                                      Texas                   100





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                                                                                                               EXHIBIT (21)

SUBSIDIARIES OF REGISTRANT (continued)


                                                                                                      Ownership
                                                                                                    Interest Held
                                                                            Jurisdiction of             By Its
                                                                            Incorporation or       Immediate Parent
                                Name                                          Organization
---------------------------------------------------------------------- --------------------------- -----------------
UCOM, Inc. Subsidiaries (continued)

    Sprint Enterprises, L.P.                                              Delaware Partnership            32
      Subsidiaries:
        Sprint Spectrum Holding Company, L.P.                             Delaware Partnership            40
         Subsidiaries:
           American PCS, L.P.                                             Delaware Partnership            49
           Cox Communication PCS, L.P.                                    Delaware Partnership            49
           NewTelco, L.P.                                                 Delaware Partnership            99(3)
           Sprint Spectrum L.P.                                           Delaware Partnership            99(3)
             Subsidiaries:
               Sprint Spectrum Equipment Company, L.P.                    Delaware Partnership            99(4)
               Sprint Spectrum Finance Corporation                              Delaware                 100
               Sprint Spectrum Realty Company, L.P.                       Delaware Partnership            99(4)
               WirelessCo, L.P.                                           Delaware Partnership            99(4)
        MinorCo, L.P.                                                     Delaware Partnership            40
         Subsidiaries:
           NewTelco, L.P                                                  Delaware Partnership              (5)
           Sprint Spectrum Equipment Company, L.P.                        Delaware Partnership              (5)
           Sprint Spectrum L.P.                                           Delaware Partnership              (5)
           Sprint Spectrum Realty Company, L.P.                           Delaware Partnership              (5)
           WirelessCo, L.P.                                               Delaware Partnership              (5)
        PhillieCo, L.P.                                                   Delaware Partnership            47
    Sprint Global Venture, Inc.                                                  Kansas                     (6)
      Subsidiaries:
        Global One Communications Europe, L.L.C.                                Delaware                  33
        Global One Communications GBN Holding, Ltd.                             Ireland                   50
        Global One Communications Holding, B.V.                               Netherlands                 33
        Global One Communications, L.L.C.                                       Delaware                  50
        Global One Communications Operations, Ltd.                              Ireland                   33
        Global One Communications Service, B.V.                               Netherlands                 33
        Global One Communications World Holding, B.V.                         Netherlands                 50
        Global One Communications World Operations, Ltd.                        Ireland                   50
        Global One Communications World Service, B.V.                         Netherlands                 50
    UC PhoneCo, Inc.                                                             Kansas                  100
      Subsidiary:
        Sprint Enterprises, L.P.                                          Delaware Partnership            17
----------------------------------
(3)  Sprint Spectrum Holding Company, L.P. holds the general partnership interest of greater than 99%.
(4)  Sprint Spectrum L.P. holds the general partnership interest of greater than 99%.
(5)  MinorCo, L..P. holds a limited and preferred partnership interest of less than 1%.
(6)  Ucom, Inc., US Telecom, Inc., and Utelcom, Inc. each holds less than 1% of the common stock.



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                                                                                                               EXHIBIT (21)

SUBSIDIARIES OF REGISTRANT (continued)


                                                                                                      Ownership
                                                                                                    Interest Held
                                                                            Jurisdiction of             By Its
                                                                            Incorporation or       Immediate Parent
                                Name                                          Organization
---------------------------------------------------------------------- --------------------------- -----------------
Sprint Corporation Subsidiaries (continued)

United Telephone Company of the Carolinas                                    South Carolina              100
  Subsidiaries:
    SC Two Company                                                               Kansas                  100
    United Telephone Long Distance, Inc.                                     South Carolina              100
United Telephone Company of Eastern Kansas                                      Delaware                 100
  Subsidiary:
    Sprint/United Midwest Management Services Company                            Kansas                   20
      Subsidiary:
        United Teleservices, Inc.                                                Kansas                  100
United Telephone Company of Indiana, Inc.                                       Indiana                  100
  Subsidiary:
    SC Four Company                                                              Kansas                  100
United Telephone Company of Kansas                                               Kansas                  100
  Subsidiary:
    Sprint/United Midwest Management Services Company                            Kansas                   80
United Telephone Company of Minnesota                                          Minnesota                 100
United Telephone Company of Missouri                                            Missouri                 100
  Subsidiary:
    SC Eight Company                                                             Kansas                  100
United Telephone Company of New Jersey, Inc.                                   New Jersey                100
United Telephone Company of the Northwest                                        Oregon                  100
United Telephone Company of Ohio                                                  Ohio                   100
  Subsidiaries:
    SC Five Company                                                              Kansas                  100
    United Telephone Communications Services of Ohio, Inc.                        Ohio                   100
    United Telephone Long Distance, Inc.                                          Ohio                   100
      Subsidiary:
        Sprint Alarm Monitoring Services, Inc.                                    Ohio                   100
    United Telephone Long Distance of Indiana, Inc.                             Indiana                  100
United Telephone Company of Pennsylvania, The                                 Pennsylvania               100
  Subsidiaries:
    SC Six Company                                                               Kansas                  100
    United Telephone Long Distance, Inc.                                      Pennsylvania               100
    Valley Network Partnership                                            Virginia Partnership            20
United Telephone Company of Southcentral Kansas                                 Arkansas                 100
United Telephone Company of Texas, Inc.                                          Texas                   100
  Subsidiary:
    SC Seven Company                                                             Kansas                   50
United Telephone Company of the West                                            Delaware                 100
United Telephone-Southeast, Inc.                                                Virginia                 100
  Subsidiaries:
    SC Three Company                                                             Kansas                  100
    United Telephone Long Distance, Inc.                                       Tennessee                 100
    UTLD, Inc.                                                                  Virginia                 100
    Valley Network Partnership                                            Virginia Partnership            20


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                                                                                                               EXHIBIT (21)

SUBSIDIARIES OF REGISTRANT (continued)


                                                                                                      Ownership
                                                                                                    Interest Held
                                                                            Jurisdiction of             By Its
                                                                            Incorporation or       Immediate Parent
                                Name                                          Organization
---------------------------------------------------------------------- --------------------------- -----------------
Sprint Corporation Subsidiaries (continued)

US Telecom, Inc.                                                                 Kansas                  100
  Subsidiaries:
    ASC Telecom, Inc.                                                            Kansas                  100
    LCF, Inc.                                                                  California                100
    SC Seven Company                                                             Kansas                   50
    Sprint Communications Company L.P.                                    Delaware Partnership            59
    Sprint Enterprises, L.P.                                              Delaware Partnership            33
    Sprint Global Venture, Inc.                                                  Kansas                     (6)
    Sprint Iridium, Inc.                                                         Kansas                  100
      Subsidiary:
        Iridium U.S., L.P.                                                Delaware Partnership            27
    United Telecommunications, Inc.                                             Delaware                 100
    US Telecom of New Hampshire, Inc.                                        New Hampshire               100
    UST PhoneCo, Inc.                                                            Kansas                  100
      Subsidiary:
        Sprint Enterprises, L.P.                                          Delaware Partnership            18
Utelcom, Inc.                                                                    Kansas                  100
  Subsidiaries:
    Private TransAtlantic Telecommunications System, Inc.                       Delaware                 100
      Subsidiary:
        Private Trans-Atlantic Telecommunications System
        (N.J.), Inc.                                                           New Jersey                100
    Sprint Communications Company L.P.                                    Delaware Partnership             4
    Sprint Global Venture, Inc.                                                  Kansas                     (6)
    Sprint International Incorporated                                           Delaware                 100
      Subsidiaries:
        Consortium Communications International, Inc.                           New York                 100
        Sprint Bulgaria Limited                                                 Bulgaria                  50
        Sprint FON Inc.                                                         Delaware                 100
        Sprint Global Venture, Inc.                                              Kansas                   86
        Sprint International Caribe, Inc.                                     Puerto Rico                100
        Sprint International Communications Corporation                         Delaware                 100
         Subsidiaries:
           Alcatel Data Networks SA                                              France                   49
           Sprint Communications Company L.P.                             Delaware Partnership             2
           Sprint Global Venture, Inc.                                           Kansas                   13
        Sprint International Construction Company                               Delaware                 100
        Sprint International France S.A.                                         France                  100
        Sprint Israel Cellular, Inc.                                            Delaware                 100
        Sprint R.P. Telekom Sp. z o.o.                                           Poland                   50
        Sprint Telecommunications France Inc.                                   Delaware                 100
        Sprint Telecommunications Services GmbH                                 Germany                  100
        Sprint Telecommunications (UK) Limited                                  Delaware                 100
------------------------------------------
(6)  Ucom, Inc., US Telecom, Inc., and Utelcom, Inc. each holds less than 1% of the common stock.
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